                                                                    EXHIBIT (15)


                         DISTRIBUTION AND SERVICES PLAN


                 This Plan (the "Plan") constitutes the DISTRIBUTION AND SERVICES PLAN of Conestoga Family of Funds, a Massachusetts business trust (the "Trust"), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"). The Plan relates to the Retail Shares ("Shares") of the Trust's investment portfolios identified on Schedule A hereto, as such Schedule may be amended from time to time (individually referred to as a "Fund" and collectively, the "Funds").

                 Section 1. Subject to Section 11 of this Plan, each Fund shall pay SEI Financial Financial Services Company (the "Distributor") a fee in an amount not to exceed on an annual basis .40% of the average daily net assets of the Retail Class of such Fund (the "Fee") to compensate the Distributor for the following: (i) payments the Distributor makes to banks and other institutions and industry professionals, broker-dealers, including the Adviser, Distributor and their affiliates or subsidiaries (collectively referred to as "Participating Organizations"), pursuant to an agreement in connection with providing administrative support services to the holders of a Fund's Shares; or
(ii) payments to financial institutions and industry professionals (such as insurance companies, investment counselors, accountants and estate planning firms (but not including banks and savings and loan associations), broker-dealers, and the Distributor's affiliates and subsidiaries in consideration for distribution services provided and expenses assumed in connection with distribution assistance, including but not limited to printing and distributing Prospectuses to persons other than current shareholders of a Fund, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of a Fund's Shares, and personnel and communication equipment used in servicing shareholder accounts and prospective shareholder inquiries.

                 Section 2. The Fee shall be accrued daily and payable monthly, and shall be paid by each Fund to the Distributor to compensate the Distributor for payments made pursuant to Section 1, irrespective of whether such fee exceeds the amounts paid (or payable) by the Distributor.

                 Section 3. The Plan shall not take effect with respect to a Fund until it has been approved by a vote of at least a majority of the outstanding Shares of such Fund.

                 Section 4. The Plan shall not take effect until it has been approved, together with any related agreements, by votes of a majority of both
(a) the Board of Trustees of the Trust and (b) the "Disinterested Trustees" (as defined below) cast in person at a meeting called for the purpose of voting on the Plan or such agreement.

                 Section 5. This Plan shall become effective as to a Fund on the date that the Multi-Class System of the Trust is implemented, and shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually in the manner provided for approval of the Plan in Section 4, unless earlier terminated in accordance with the terms hereof.

                 Section 6. The Distributor shall provide to the Trustees of the Trust, and the Trustees shall review, at least quarterly, a written report of the amounts expended pursuant to Section 1 and the purposes for which such expenditures were made.

                 Section 7. The Plan may be terminated with respect to a Fund at any time by vote of a majority of the Disinterested Trustees, or by vote of a majority of the outstanding Shares of that Fund.

                 Section 8. Payments by the Distributor to a Participating Organization shall be subject to compliance by the Participating Organization with the terms of an agreement with the Distributor. All agreements with any person relating to implementation of the Plan shall be in writing, and any agreement related to the Plan shall provide:

                 A. That such agreement may be terminated with respect to a Fund at any time, without payment of any penalty, by vote of a majority of the Disinterested Trustees, or by vote of a majority of the outstanding Shares of that Fund, on not more than 60-days' written notice; and

                 B. That such agreement shall terminate automatically in the event of its assignment.

                 Section 9. The Plan may not be amended to increase materially the amount of distribution expenses permitted pursuant to Section 1 hereof with respect to a Fund without approval in the manner provided in Sections 3 and 4 hereof, and all material amendments to the Plan shall be approved in the manner provided for approval of the Plan in Section 4.

                 Section 10. Any person authorized to direct the disposition of monies paid or payable by the Trust pursuant to this Agreement shall provide to the Distributor and the Board of Trustees of the Trust or its designees, and the Board will review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made. In addition, each Participating Organization shall furnish the

Trust or its designees with such information as may be reasonably requested (including, without limitation, periodic certifications confirming the provision to Customers of the services described herein) and will otherwise cooperate with the Trust or its designees (including, without limitation, any auditors designated by the Trust or the Distributor), in connection with the preparation of reports to the Board of Trustees concerning this Agreement and the monies paid or payable by the Trust pursuant hereto, as well as any other reports or filing that may be required by law.

                 Section 11.

                 (a) The monthly payments to the Distributor under this Plan shall be made in accordance with, and subject to, the following conditions:

                                        (i)  that payments made out of or
         charged against the assets of a particular Fund must be in payment for services rendered on behalf of such Fund, and

                                        (ii) that payments of the Fee by the
         Cash Management, U.S. Treasury Securities and Tax-Free Funds pursuant to this Plan will be reduced to the extent necessary to ensure that the amount of the Fee and any other operating expenses that are accrued on any day with respect to each such Fund will not exceed the gross income accrued with respect to such Fund on that day (with written notice at the time of payment to a Participating Organization).

                 (b) Joint distribution financing by the Funds on behalf of Shares (which financing may also involve other investment portfolios or companies that are affiliated persons of the Funds, affiliated persons of such a person, or affiliated persons of the Distributor) shall be permitted in accordance with applicable regulations of the Securities and Exchange Commission as in effect from time to time, and nothing in subparagraph (a) above or any other provision herein shall be construed to the contrary.

                 (c) For the purposes of determining the amounts payable under this Plan, the value of a Fund's net assets shall be computed in the manner specified in the Fund's current Prospectus as then in effect.

                 Section 12. As used herein, (a) the term "Disinterested Trustees" shall mean those Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it and (b) the terms "affiliated person," "assignment," "interested person," and "majority of the outstanding voting securities" shall have the respective meanings specified in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

                 Section 13. The names "Conestoga Family of Funds" and "Trustees of Conestoga Family of Funds" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under the Agreement and Declaration of Trust dated August 1, 1989 which is hereby referred to and a copy of which is on file at the office of the State Secretary of The Commonwealth of Massachusetts and at the principal office of the Trust. The obligations of "Conestoga Family of Funds" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the Trust property, and all persons dealing with any class of shares of the Trust must look solely to the Trust property belonging to such class for the enforcement of any claims against the Trust.

                                   SCHEDULE A

                     to the Distribution and Services Plan
                        of the Conestoga Family of Funds



U.S. Treasury Securities Fund

Cash Management Fund

Tax-Free Fund

Intermediate Income Fund

Bond Fund

Equity Fund

Pennsylvania Tax-Free Bond Fund

Special Equity Fund

International Equity Fund

Short-Term Income Fund

Balanced Fund

                         SEI Financial Services Company
                            680 East Swedesford Road
                           Wayne, Pennsylvania 19087

                SERVICING AGREEMENT FOR DISTRIBUTION ASSISTANCE
                AND SHAREHOLDER ADMINISTRATIVE SUPPORT SERVICES

                              (For Broker-Dealers)


Participating Organization
Address


Ladies and Gentlemen:

                 SEI Financial Services Company (the "Distributor") serves as the distributor of the Conestoga Family of Funds (the "Trust"), an open-end management investment company, organized as a Massachusetts business trust and registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 (the "1940 Act"). Pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1"), the holders of the Retail Shares ("Shares") of each of the investment portfolios of the Trust identified on Schedule A hereto (individually, a "Fund"; collectively, the "Funds") have adopted a Distribution and Shareholder Services Plan (the "Plan") that, among other things, authorizes the Distributor to enter into agreements with third parties to implement the Plan. The Distributor proposes to enter into this Servicing Agreement for Distribution Assistance and Shareholder Administrative Support Services with you (the "Participating Organization"), a registered broker-dealer, concerning the provision of distribution assistance and shareholder administrative support services in connection with the sale of Shares to the Participating Organization's customers ("Customers") who may from time to time own of record or beneficially a Fund's Shares. The terms and conditions of this Agreement are as follows:


1.       SERVICES AS PARTICIPATING ORGANIZATION.


         1.1 The Participating Organization is hereby authorized and agrees to provide the following distribution assistance with respect to a Fund's Shares: (i) aggregating and placing purchase exchange and redemption orders directly with the Trust's Transfer Agent, in each case subject to the terms and conditions set forth in the prospectus as amended from time to time of a Fund (the "Prospectus") and the operating procedures and policies

SERVICING AGREEMENT
PARTICIPATING ORGANIZATION
PAGE 2


                 established by the Distributor; (ii) engaging in advertising with respect to a Fund's Shares; (iii) preparing, printing, and distributing a Fund's Prospectus, reports and sales literature; and/or (iv) such other similar services as the Distributor may reasonably request to the extent the Participating Organization is permitted to do so under applicable statutes, rules, or regulations. The Participating Organization may from time to time undertake to perform the following administrative support services to Customers in connection with investments in the Shares of a Fund: (i) providing Customers with a service that invests the assets of their accounts in a Fund's Shares pursuant to specific or pre-authorized instructions; (ii) processing dividend and distribution payments from a Fund on behalf of Customers;
                 (iii) providing information periodically to Customers showing their positions in a Fund's Shares; (iv) arranging for bank wire or electronic transfers of funds to or from a Customer's account; (v) responding to inquiries from Customers relating to their Shares or the services performed by the Participating Organization under this Agreement; (vi) providing subaccounting, or information necessary for subaccounting with respect to a Fund's Shares beneficially owned by Customers;
                 (vii) if required by law, forwarding communications to shareholders from the Trust (such as proxies, reports, and dividend, distribution, and tax notices) to Customers; (viii) forwarding to Customers proxy statements and proxies containing any proposals regarding this Agreement or the Plan;
                 (ix) rendering ongoing advice respecting the suitability of particular investment opportunities offered by the Trust in light of the Customer's need; and (x) providing such other similar services as the Distributor may reasonably request to the extent the Participating Organization is permitted to do so under applicable statutes, rules, or regulations.

         1.2 The Participating Organization will provide such office space and equipment, telephone facilities, and personnel (which may be any part of the space, equipment, and facilities currently used in the Participating Organization's business, or any personnel employed by the Participating Organization) as may be reasonably necessary or beneficial in order to provide

SERVICING AGREEMENT
PARTICIPATING ORGANIZATION
PAGE 3


                 such distribution assistance or support services with respect to a Fund's Shares.

         1.3 The minimum dollar purchase of a Fund's Shares (including Shares being acquired by Customers pursuant to the exchange privileges described in the Fund's Prospectus) shall be the applicable minimum amount set forth in the Prospectus of such Fund, and no order for less than such amount shall be accepted by the Participating Organization. The procedures relating to the handling of orders shall be subject to instructions which the Distributor shall forward from time to time to the Participating Organization. All orders for a Fund's Shares are subject to acceptance or rejection by the Trust in its sole discretion, and the Trust may, in its discretion and without notice, suspend or withdraw the sale of a Fund's Shares, including the sale of such Shares to the Participating Organization for the account of any Customer or Customers.

         1.4 In no transaction shall the Participating Organization act as dealer for its own account; the Participating Organization shall act solely for, upon the order of, and for the account of, its Customers. For all purposes of this Agreement, the Participating Organization will be deemed to be an independent contractor, and will have no authority to act as agent for the Distributor or the Trust in any matter or in any respect. No person is authorized to make any representations concerning the Distributor, the Trust, or a Fund's Shares except those representations contained in the Fund's Prospectus and the Company's Statement of Additional Information and in such printed information as the Distributor of the Trust may subsequently prepare. The Participating Organization is specifically authorized to distribute to Customers a Fund's Prospectus and the Company's Statement of Additional Information and sales material received by the Participating Organization from the Distributor. No person is authorized to distribute any other sales material relating to the Trust without the prior written approval of the Distributor. The Participating Organization further agrees to deliver to Customers, upon the request of the Distributor, copies of any amended Prospectus and Statement of Additional Information.

SERVICING AGREEMENT
PARTICIPATING ORGANIZATION
PAGE 4


         1.5 The Participating Organization and its employees will, upon request, be available during normal business hours to consult with the Distributor or its designees concerning the performance of the Participating Organization's responsibilities under this Agreement. Any person authorized to direct the disposition of monies paid or payable by the Distributor pursuant to Section 2 of this Agreement will provide to the Distributor and the Trust's Board of Trustees, and the Trust's Board of Trustees will review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made. In addition, the Participating Organization will furnish to the Distributor, the Trust or their designees such information as the Distributor, the Trust or their designees may reasonably request (including, without limitation, periodic certifications confirming the rendering of distribution assistance and support services with respect to Shares described herein), and will otherwise cooperate with the Distributor, the Trust and their designees (including, without limitation, any auditors designated by the Trust), in the preparation of reports to the Trust's Board of Trustees concerning this Agreement and the monies paid or payable by the Distributor pursuant hereto, as well as any other reports or filings that may be required by law.


2.       DISTRIBUTION FEE.

         2.1 In consideration of the services and facilities provided by the Participating Organization hereunder, the Distributor will pay to the Participating Organization, and the Participating Organization will accept as full payment therefor, a fee calculated at the applicable annual rate set forth on Schedule A hereto with respect to the average daily net asset value of each Fund's Shares which are owned of record by the Participating Organization as nominee for Customers or which are owned by Customers whose records, as maintained by such Fund or its agent, designate the Participating Organization as the Customer's dealer of record, which fee will be computed daily and paid monthly. The fee will not be paid to the Participating Organization with respect to (i) Shares of a Fund sold by it and redeemed or repurchased

SERVICING AGREEMENT
PARTICIPATING ORGANIZATION
PAGE 5


                 by the Trust or the Distributor within seven business days of receipt of confirmation of such sale, or (ii) a Customer if the amount of such fee on an annual basis with respect to such Customer shall be less than $1.00. For purposes of determining the amounts payable hereunder, the value of a Fund's net assets shall be computed in the manner specified in the Fund's Prospectus.

         2.2 The Participating Organization hereby agrees to waive all or such portion of any fees payable under this Section 2 as is necessary to assure that the amount of such fee and other operating expenses that are accrued on any day with respect to any Fund does not exceed the gross income accrued with respect to such Fund on that day.

         2.3 The fee rate with respect to any Fund stated on Schedule A hereto may be prospectively increased or decreased by the Distributor, in its sole discretion, at any time upon notice to the Participating Organization.


3.       OTHER AGREEMENTS.

         3.1 By written acceptance of this Agreement, the Participating Organization represents, warrants, and agrees that the Participating Organization is and will remain at all times during the effectiveness of this Agreement a member in good standing of the National Association of Securities Dealers, Inc. (the "NASD") and properly registered as a broker-dealer and otherwise qualified under all applicable federal, state and local laws to engage in the business and transactions described in this Agreement. The Participating Organization agrees to comply with all applicable requirements, including federal and state securities laws, the Rules and Regulations of the SEC and the NASD (including, without limitation, all applicable requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, the 1940 Act, and the provisions of Section 26 of Article III of the Rules of Fair Practice of the NASD). The Distributor has furnished the Participating Organization a list of the states or other jurisdictions in which the Distributor believes the Shares may lawfully be sold,

SERVICING AGREEMENT
PARTICIPATING ORGANIZATION
PAGE 6


                 and the Participating Organization agrees that it will not offer Shares to persons in any jurisdiction in which it may not lawfully make such offer. The Participating Organization further agrees that it will maintain all records required by applicable law or otherwise reasonably requested by the Distributor relating to transactions that it has executed pursuant to this Agreement.

         3.2 The Distributor shall not be liable to the Participating Organization and the Participating Organization shall not be liable to the Distributor except for acts or failures to act which constitute lack of good faith or gross negligence and for breach of obligations expressly assumed by either party hereunder.

         3.3 The Participating Organization will indemnify the Distributor and hold it harmless from any claims or assertions relating to the lawfulness of the Participating Organization's participation in this Agreement and the transactions contemplated hereby or relating to any activities of any persons or entities affiliated with the Participating Organization performed in connection with the discharge of its responsibilities under this Agreement. If any such claims are asserted, the Distributor shall have the right to manage its own defense, including the selection and engagement of legal counsel of its choosing, and all costs of such defense shall be borne by the Participating Organization.


4.       EFFECTIVE DATE; TERMINATION.

         4.1 The Agreement will become effective with respect to each Fund on the date a fully executed copy of this Agreement is received by the Distributor or its designee. Unless sooner terminated with respect to any Fund, this Agreement will continue with respect to a Fund for one year, and thereafter will continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees of the Trust who are not "interested persons" (as such term is defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the

SERVICING AGREEMENT
PARTICIPATING ORGANIZATION
PAGE 7


                 Plan or any agreement relating to such Plan, including this Agreement (the "Disinterested Trustees"), cast in person at a meeting called for the purpose of voting on such approval.

         4.2 This Agreement will automatically terminate with respect to a Fund in the event of its assignment (as such term is defined in the 1940 Act) with respect to such Fund. This Agreement may be terminated with respect to any Fund by the Distributor or by the Participating Organization, without penalty, upon ten days' prior written notice to the other party. This Agreement may also be terminated with respect to any Fund at any time on ten days' written notice without penalty by the vote of a majority of the Disinterested Trustees or of the Shares of such Fund.


5.       GENERAL.

         5.1 All notices and other communications to either the Participating Organization or the Distributor will be duly given if mailed, telegraphed or telecopied to the appropriate address set forth on page 1 hereof, or to such other address as either party may provide in writing to the other party.

         5.2 The Distributor may enter into other agreements for the provision of distribution assistance and/or shareholder services with any other person or persons without the Participating Organization's consent.

         5.3 This Agreement supersedes any other agreement between the Distributor and the Participating Organization relating to the subject matter of this Agreement. All covenants, agreements, representations, and warranties made herein shall be deemed to have been material and relied on by each party, notwithstanding any investigation made by either party or on behalf of either party, and shall survive the execution and delivery of this Agreement. The invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of any other term or provision hereof. The headings in this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof. This Agreement may be executed in any number of

SERVICING AGREEMENT
PARTICIPATING ORGANIZATION
PAGE 8


                 counterparts which together shale constitute one instrument and shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of the State of Ohio and shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

         Please confirm that the foregoing is in accordance with your understanding by indicating your acceptance hereof at the place below indicated.




SEI FINANCIAL SERVICES COMPANY

By:                                                By:
   -------------------------                          --------------------

                                                   Title:
                                                         -----------------


Date:                                              Date:
     ----------------------                             ------------------

SERVICING AGREEMENT
PARTICIPATING ORGANIZATION
PAGE 9


                                   SCHEDULE A

                         TO THE SERVICING AGREEMENT FOR
                          DISTRIBUTION ASSISTANCE AND
                  SHAREHOLDER ADMINISTRATIVE SUPPORT SERVICES
       WITH SEI FINANCIAL SERVICES COMPANY FOR CONESTOGA FAMILY OF FUNDS


  NAME OF
  CONESTOGA FUND                                               COMPENSATION*
  --------------               ---------------------------------------------------------------------------
  U.S. Treasury                Annual rate up to .___% of the average daily net assets of Shares from time
  Securities Fund              to time of Customers (as described in the Agreement) of the Participating
                               Organization.

  Cash Management              Annual rate up to .___% of the average daily net assets of Shares from time
  Fund                         to time of Customers (as described in the agreement) of the Participating
                               Organization.

  Equity Fund                  Annual rate up to .___% of the average daily net assets of Shares from time to time of Customers (as described in the agreement) of the Participating
                               Organization.

  Intermediate                 Annual rate up to .___% of the average daily net assets of Shares from time
  Income Fund                  to time of Customers (as described in the agreement) of the Participating
                               Organization.

  Bond Fund                    Annual rate up to .___% of the average daily net assets of Shares from time to time of Customers (as described in the agreement) of the Participating
                               Organization.

  Tax-Free Fund                Annual rate up to .___% of the average daily net assets of Shares from time to time of Customers (as described in the agreement) of the Participating
                               Organization.

  Pennsylvania                 Annual rate up to .___% of the average daily net assets of Shares from time
  Tax-Free Bond                to time of Customers (as described in the agreement) of the Participating
  Fund                         Organization.

SERVICING AGREEMENT
PARTICIPATING ORGANIZATION
PAGE 10


  Special Equity Fund          Annual rate up to .___% of the average daily net assets of Shares from time to time of Customers (as described in the agreement) of the Participating
                               Organization.

  International Equity Fund    Annual rate up to .___% of the average daily net assets of Shares from time to time of Customers (as described in the agreement) of the Participating
                               Organization.

  Balanced Fund                Annual rate up to .___% of the average daily net assets of Shares from time to time of Customers (as described in the agreement) of the Participating
                               Organization.

  Short-Term Income Fund       Annual rate up to .___% of the average daily net assets of Shares from time to time of Customers (as described in the agreement) of the Participating
                               Organization.


----------------------
*  ALL FEES ARE COMPUTED DAILY AND PAID MONTHLY.

                         SEI Financial Services Company
                            680 East Swedesford Road
                           Wayne, Pennsylvania 19087



                            SERVICING AGREEMENT FOR
                  SHAREHOLDER ADMINISTRATIVE SUPPORT SERVICES

                       [For Banks/Financial Institutions)


Participating Organization
Address


Ladies and Gentlemen:

         SEI Financial Services Company (the "Distributor") serves as the distributor of Conestoga Family of Funds (the "Company"), an open-end management investment company, organized as a Massachusetts business trust and registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 (the "1940 Act"). Pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1"), the holders of the Retail Shares ("Shares") of each of the investment portfolios of the Company identified on Schedule A hereto, as such Schedule may be amended from time to time (individually, a "Fund"; collectively, the "Funds") have adopted a Distribution and Services Plan (the "Plan") that, among other things, authorizes the Distributor to enter into agreements with third parties to implement the Plan. The Distributor proposes to enter into this Servicing Agreement for Shareholder Administrative Support Services with you (the "Participating Organization"), a bank or other financial institution, concerning the provision of shareholder administrative support services in connection with the sale of Shares to the Participating Organization's customers ("Customers") who may from time to time own of record or beneficially a Fund's Shares. The terms and conditions of this Agreement are as follows:


1.       SERVICES AS PARTICIPATING ORGANIZATION.

         1.1 The Participating Organization is hereby authorized and agrees to provide some or all of the following administrative support services with respect to a Fund's Shares: (i) aggregating and placing purchase, exchange and redemption orders directly with the Company's Transfer Agent, in each case subject to the terms and conditions set forth in the prospectus as

SERVICING AGREEMENT
PARTICIPATING ORGANIZATION
PAGE 2

                 amended from time to time of a Fund (the "Prospectus") and the operating procedures and policies established by the Distributor; (ii) providing Customers with a service that invests the assets of their accounts in a Fund's Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from a Fund on behalf of Customers; (iv) providing information periodically to Customers showing their positions in a Fund's Shares; (v) arranging for bank wire or electronic transfers of funds to or from a Customer's account; (vi) responding to inquiries from Customers relating to their Shares or the services performed by the Participating Organization under this Agreement; (vii) providing subaccounting, or information necessary for subaccounting, with respect to a Fund's Shares beneficially owned by Customers; (viii) if required by law, forwarding communications to shareholders from the Company (such as proxies, reports, and dividend, distribution, and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding this Agreement or the Plan; (x) rendering ongoing advice respecting the suitability of particular investment opportunities offered by the Company in light of the Customer's need; and (xi) providing such other similar services as the Distributor may reasonably request to the extent the Participating Organization is permitted to do so under applicable statutes, rules, or regulations.

         1.2 The Participating Organization will provide such office space and equipment, telephone facilities, and personnel (which may be any part of the space, equipment, and facilities currently used in the Participating Organization's business, or any personnel employed by the Participating Organization) as may be reasonably necessary or beneficial in order to provide such distribution assistance or support services with respect to a Fund's Shares.

         1.3 The minimum dollar purchase of a Fund's Shares (including Shares being acquired by Customers pursuant to the Exchange Privileges described in a Fund's Prospectus) shall be the applicable minimum amount set forth in the Prospectus of such Fund, and no order for less than such amount shall be accepted by the Participating Organization. The procedures relating to the handling of orders shall be subject to instructions

SERVICING AGREEMENT
PARTICIPATING ORGANIZATION
PAGE 3

                 which the Distributor shall forward from time to time to the Participating Organization. All orders for a Fund's Shares are subject to acceptance or rejection by the Company in its sole discretion, and the Company may, in its discretion and without notice, suspend or withdraw the sale of a Fund's Shares, including the sale of such Shares to the Participating Organization for the account of any Customer or Customers.

         1.4 In no transaction shall the Participating Organization act as dealer for its own account; the Participating Organization shall act solely for, upon the order of, and for the account of, its Customers. For all purposes of this Agreement, the Participating Organization will be deemed to be an independent contractor, and will have no authority to act as agent for the Distributor or the Company in any matter or in any respect.
                 No person is authorized to make any representations concerning the Distributor, the Company, or a Fund's Shares except those representations contained in the Fund's Prospectus and the Company's Statement of Additional Information and in such printed information as the Distributor of the Company may subsequently prepare. The Participating Organization is specifically authorized to distribute to Customers a Fund's Prospectus and the Company's Statement of Additional Information and sales material received by the Participating Organization from the Distributor. No person is authorized to distribute any other sales material relating to the Company without the prior written approval of the Distributor. The Participating Organization further agrees to deliver to Customers, upon the request of the Distributor, copies of any amended Prospectus and Statement of Additional Information.

         1.5 The Participating Organization and its employees will, upon request, be available during normal business hours to consult with the Distributor or its designees concerning the performance of the Participating Organization's responsibilities under this Agreement. Any person authorized to direct the disposition of monies paid or payable by the Distributor pursuant to Section 2 of this Agreement agrees to provide to the Distributor and the Company's Board of Trustees, and the Company's Board of Trustees will review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

SERVICING AGREEMENT
PARTICIPATING ORGANIZATION
PAGE 4

                 In addition, the Participating Organization will furnish to the Distributor, the Company or their designees such information as the Distributor, the Company or their designees may reasonably request (including, without limitation, periodic certifications confirming the rendering of administrative support services with respect to Shares described herein), and will otherwise cooperate with the Distributor, the Company and their designees (including, without limitation, any auditors designated by the Company), in the preparation of reports to the Company's Board of Trustees concerning this Agreement and the monies paid or payable by the Distributor pursuant hereto, as well as any other reports or filings that may be required by law.


2.       FEE.

         2.1 In consideration of the services and facilities provided by the Participating Organization hereunder, the Distributor will pay to the Participating Organization, and the Participating Organization will accept as full payment therefor, a fee calculated at the applicable annual rate set forth on Schedule A hereto with respect to the average daily net assets of each Fund's Shares which are owned of record by the Participating Organization as nominee for Customers or which are owned by Customers whose records, as maintained by such Fund or its agent, designate the Participating Organization as the Customer's dealer of record, which fee will be computed daily and paid monthly. The fee will not be paid to the Participating Organization with respect to (i) Shares of a Fund sold by it and redeemed or repurchased by the Company or the Distributor within seven business days of receipt of confirmation of such sale, or (ii) a Customer if the amount of such fee on an annual basis with respect to such Customer shall be less than $1.00. For purposes of determining the amounts payable hereunder, the value of a Fund's net assets shall be computed in the manner specified in the Fund's current Prospectus.

         2.2 The Participating Organization hereby agrees to waive all or such portion of any fees payable under this Section 2 as is necessary to assure that the amount of such fee and other operating expenses that are accrued on any day with respect to any Fund does not exceed the

SERVICING AGREEMENT
PARTICIPATING ORGANIZATION
PAGE 5

                 gross income accrued with respect to such Fund on that day.

         2.3 The fee rate with respect to any Fund stated on Schedule A hereto may be prospectively increased or decreased by the Distributor, in its sole discretion, at any time upon notice to the Participating Organization.


3.       OTHER AGREEMENTS.

         3.1 By written acceptance of this Agreement, the Participating Organization represents, warrants, and agrees that the compensation payable to it hereunder will be disclosed to its Customers as required, and will not be excessive or unreasonable, under the laws and instruments governing the Participating Organization or its relationship with the Trust. The Participating Organization may be subject to provisions of the Glass-Steagall Act and other laws governing among other things the conduct of activities by federally chartered and supervised banks and other banking organizations. As such, the Participating Organization is restricted in the activities which it may undertake and for which it may be paid. The Participating Organization therefore agrees that it will perform only those activities that are consistent with its statutory and regulatory obligations and agrees to comply with all applicable requirements, including federal and state securities laws, the Rules and Regulations of the SEC (including, without limitation, all applicable requirements of the Securities Act of 1933). The Distributor has furnished the Participating Organization a list of the states or other jurisdictions in which the Distributor believes the Shares may lawfully be sold, and the Participating Organization agrees that it will not offer Shares to persons in any jurisdiction in which it may not lawfully make such offer. The Participating Organization further agrees that it will maintain all records required by applicable law or otherwise reasonably requested by the Distributor relating to transactions that it has executed pursuant to this Agreement.

         3.2 The Distributor shall not be liable to the Participating Organization and the Participating

SERVICING AGREEMENT
PARTICIPATING ORGANIZATION
PAGE 6

                 Organization shall not be liable to the Distributor except for acts or failures to act which constitute lack of good faith or gross negligence and for breach of obligations expressly assumed by either party hereunder.

         3.3 The Participating Organization will indemnify the Distributor and hold it harmless from any claims or assertions relating to the lawfulness of the Participating Organization's participation in this Agreement and the transactions contemplated hereby or relating to any activities of any persons or entities affiliated with the Participating Organization performed in connection with the discharge of its responsibilities under this Agreement. If any such claims are asserted, the Distributor shall have the right to manage its own defense, including the selection and engagement of legal counsel of its choosing, and all costs of such defense shall be borne by the Participating Organization.


4.       EFFECTIVE DATE; TERMINATION.

         4.1 The Agreement will become effective with respect to each Fund on the date a fully executed copy of this Agreement is received by the Distributor or its designee. Unless sooner terminated with respect to any Fund, this Agreement will continue with respect to a Fund for one year, and thereafter will continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the vote of a majority of the trustees of the Company who are not interested persons (as such term is defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement relating to such Plan, including this Agreement (the "Disinterested Trustees"), cast in person at a meeting called for the purpose of voting on such approval.

         4.2 This Agreement will automatically terminate with respect to a Fund in the event of its assignment (as such term is defined in the 1940 Act) with respect to such Fund. This Agreement may be terminated with respect to any Fund by the Distributor or by the Participating Organization, without penalty, upon ten days' prior written notice to the other party. This

SERVICING AGREEMENT
PARTICIPATING ORGANIZATION
PAGE 7

                 Agreement may also be terminated with respect to any Fund at any time on ten days' written notice without penalty by the vote of a majority of the Disinterested Trustees or of the Shares of such Fund.


5.       GENERAL.

         5.1 All notices and other communications to either the Participating Organization or the Distributor will be duly given if mailed, telegraphed or telecopied to the appropriate address set forth on page 1 hereof, or to such other address as either party may provide in writing to the other party.

         5.2 The Distributor may enter into other agreements for the provision of distribution assistance and/or shareholder services with any other person or persons without the participating Organization's consent.

         5.3 This Agreement supersedes any other agreement between the Distributor and the Participating Organization relating to the subject matter of this Agreement. All covenants, agreements, representations, and warranties made herein shall be deemed to have been material and relied on by each party, notwithstanding any investigation made by either party or on behalf of either party, and shall survive the execution and delivery of this Agreement. The invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of any other term or provision hereof. The headings in this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof. This Agreement may be executed in any number of counterparts which together shall constitute one instrument and shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of the STATE OF OHIO and shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

         Please confirm that the foregoing is in accordance with your understanding by indicating your acceptance hereof at the place below indicated.

SERVICING AGREEMENT
PARTICIPATING ORGANIZATION
PAGE 8


                                                   AGREED AND ACCEPTED:
SEI FINANCIAL SERVICES COMPANY
                                                   ---------------------



By:                                                By:
   ------------------------                           ------------------
    Chairman
                                                   Title:
                                                         ---------------

Date:                                              Date:
     ---------------------                              ----------------

SERVICING AGREEMENT
PARTICIPATING ORGANIZATION
PAGE 9

                                   SCHEDULE A

                         TO THE SERVICING AGREEMENT FOR
                  SHAREHOLDER ADMINISTRATIVE SUPPORT SERVICES
                     BETWEEN SEI FINANCIAL SERVICES COMPANY
                         AND CONESTOGA FAMILY OF FUNDS


  NAME OF
  CONESTOGA FUND                                               COMPENSATION*
  --------------               ---------------------------------------------------------------------------
  U.S. Treasury                Annual rate up to .___% of the average daily net assets of Shares from time
  Securities Fund              to time of Customers (as described in the Agreement) of the Participating
                               Organization.

  Cash Management              Annual rate up to .___% of the average daily net assets of Shares from time
  Fund                         to time of Customers (as described in the agreement) of the Participating
                               Organization.

  Equity Fund                  Annual rate up to .___% of the average daily net assets of Shares from time to time of Customers (as described in the agreement) of the Participating
                               Organization.

  Intermediate                 Annual rate up to .___% of the average daily net assets of Shares from time
  Income Fund                  to time of Customers (as described in the agreement) of the Participating
                               Organization.

  Bond Fund                    Annual rate up to .___% of the average daily net assets of Shares from time to time of Customers (as described in the agreement) of the Participating
                               Organization.

  Tax-Free Fund                Annual rate up to .___% of the average daily net assets of Shares from time to time of Customers (as described in the agreement) of the Participating
                               Organization.

  Pennsylvania                 Annual rate up to .___% of the average daily net assets of Shares from time
  Tax-Free Bond                to time of Customers (as described in the agreement) of the Participating
  Fund                         Organization.

  Special Equity Fund          Annual rate up to .___% of the average daily net assets of Shares from time to time of Customers (as described in the agreement) of the Participating
                               Organization.

SERVICING AGREEMENT
PARTICIPATING ORGANIZATION
PAGE 10

  International Equity Fund    Annual rate up to .___% of the average daily net assets of Shares from time to time of Customers (as described in the agreement) of the Participating
                               Organization.

  Balanced Fund                Annual rate up to .___% of the average daily net assets of Shares from time to time of Customers (as described in the agreement) of the Participating
                               Organization.

  Short-Term Income Fund       Annual rate up to .___% of the average daily net assets of Shares from time to time of Customers (as described in the agreement) of the Participating
                               Organization.


----------------------
*  ALL FEES ARE COMPUTED DAILY AND PAID MONTHLY.